EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

In connection with the Annual Report on Form 10-KSB of Advance Nanotech, Inc., (the "Company") for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
P. Finn, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





DATE: March 29, 2006

/S/ THOMAS P. FINN
--------------------------------------
THOMAS P. FINN
CHIEF FINANCIAL AND ACCOUNTING OFFICER



A signed original of these written statements required by Sections 302 and 906 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.